Prospectus Supplement

Dated June 5, 2014

All Cap Growth Fund ¡ Capital Value Fund ¡ Focused Growth Fund
Fundamental Equity Fund ¡ Growth Fund ¡ Heritage Fund
New Opportunities Fund ¡ Select Fund ¡ Small Cap Growth Fund ¡ Ultra Fund
     (Prospectuses dated March 1, 2014)
Core Equity Plus Fund ¡ Disciplined Growth Fund ¡ Disciplined Growth Plus Fund
Emerging Markets Value Fund ¡ Equity Growth Fund ¡ Equity Market Neutral Fund
Global Gold Fund ¡ Income & Growth Fund ¡ International Core Equity Fund
Small Company Fund ¡ Strategic Inflation Opportunities Fund
    (Prospectuses dated October 31, 2013)
Global Allocation Fund ¡ Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund ¡ Strategic Allocation: Aggressive Fund
     (Prospectuses dated April 1, 2014)
Emerging Markets Fund ¡ Global Growth Fund ¡ International Discovery Fund
International Growth Fund ¡ International Opportunities Fund ¡ International Value Fund
     (Prospectuses dated April 1, 2014)
Real Estate Fund ¡ Global Real Estate Fund
     (Prospectuses dated March 1, 2014)
Equity Income Fund ¡ Large Company Value Fund ¡ Market Neutral Value Fund
Mid Cap Value Fund ¡ Small Cap Value Fund ¡ Value Fund
     (Prospectuses dated July 26, 2013)
One ChoiceSM In Retirement Portfolio ¡ One ChoiceSM 2015 Portfolio
One ChoiceSM 2020 Portfolio ¡ One ChoiceSM 2025 Portfolio
One ChoiceSM 2030 Portfolio ¡ One ChoiceSM 2035 Portfolio
One ChoiceSM 2040 Portfolio ¡ One ChoiceSM 2045 Portfolio
One ChoiceSM 2050 Portfolio ¡ One ChoiceSM 2055 Portfolio
     (Prospectus dated December 1, 2013)

The following changes are effective July 28, 2014.

Throughout the Calculation of Sales Charges section references to an individual’s “immediate family” include their spouse or domestic partner and children, step-children, parents or step-parents of them, their spouse or domestic partner.

The following replaces the first sentence of the Letter of Intent section under Investing Through a Financial Intermediary.

Letter of Intent. A Letter of Intent allows you to combine all purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge, except for purchases in the A or C Class of money market funds.

The following replaces the Waivers for Certain Investors section under Investing Through a Financial Intermediary.

The sales charge on A Class shares may be waived for:

•
Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members, which includes their spouse or domestic partner and children or step-children, parents or step-parents of them, their spouse or domestic partner) having selling agreements with the advisor or distributor

•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Current officers, directors or employees of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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